Supplement dated February 2, 2018
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Global Infrastructure Fund	9/1/2017
The following paragraph is hereby added to the "Performance Information" section of the Fund's Summary:
Effective February 5, 2018 (the Effective Date), the Fund compares its performance to that of the S&P Global Infrastructure Index (Net) (the New Index). Prior to this date, the Fund compared its performance to that of the S&P Global Infrastructure Index (Total Return) (the Former Index). The Fund’s investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance. Information on the Former Index also will be shown for a one-year transition period.
In addition, as of the Effective Date, the “Average Annual Total Returns” table within the “Performance Information” section of the Fund’s Summary is deleted in its entirety and replaced with the following:
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2016)
	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class A	02/19/2009
returns before taxes		2.23%	9.87%	16.62%
returns after taxes on distributions		1.51%	5.71%	13.51%
returns after taxes on distributions and sale of Fund shares		1.62%	7.64%	13.78%
Class Adv returns before taxes	03/19/2013	8.74%	11.41%	17.65%
Class C returns before taxes	02/19/2009	7.71%	10.70%	16.86%
Class Inst returns before taxes	09/27/2010	8.63%	11.46%	17.74%
Class Inst2 returns before taxes	02/19/2009	8.81%	11.58%	17.91%
Class K returns before taxes	02/19/2009	8.57%	11.31%	17.62%
Class R returns before taxes	02/19/2009	8.21%	10.92%	17.18%
S&P Global Infrastructure Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		11.45%	6.77%	9.75%
S&P Global Infrastructure Index (Total Return) (reflects no deductions for fees, expenses or taxes)		12.43%	7.67%	10.74%

The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP213_04_004_(02/18)